SUPPLEMENT DATED JULY 6, 2022 TO THE APRIL 30, 2022 PROSPECTUS

OF FIDELITY GROWTH AND GUARANTEED INCOME®

ISSUED BY FIDELITY INVESTMENTS LIFE INSURANCE COMPANY (“FILI”)

In “10. MORE INFORMATION ABOUT THE CONTRACT”, subsection “10(l). Written Requests Received at the Company” is added as follows:

10(l). Written Requests Received at the Company

Any request that is required to be submitted to the Company in writing must be in accordance with the Company’s then current standards and shall not be effective until the date and time that either:

1.	The original request is physically received at the Annuity Service Center; or

2.	An electronic image of the original request, which has been submitted by an agent of Fidelity, is received at the Annuity Service Center.

All communications to us regarding your Contract should be sent to: Fidelity Investments Life Insurance Company, Annuity Service Center, PO Box 770001, Cincinnati, Ohio 45277-0050.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

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